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                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                TRAVELSCAPE.COM
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             (Exact name of registrant as specified in its charter)


     Delaware                                     51-0387511
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(State of incorporation or organization)          (I.R.S. Employer
                                                  Identification No.)

8951 W. SAHARA AVENUE, LAS VEGAS, NEVADA          89117-5826
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(Address of principal executive offices)          (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE.
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Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $.01 PAR VALUE.
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                              (Title of class)

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                              (Title of class)


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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The class of securities to be registered hereunder is Common Stock, $.01 par value per share, of Travelscape.com, Inc. (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement on Form S-1 (File No. 333-77073), as originally filed or subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission by the Registrant on April 27, 1999, is incorporated herein by reference.

ITEM 2.   EXHIBITS.

          The following exhibits are filed as part of this registration statement:

          NUMBER    DESCRIPTION
          ------    -----------
          3.1*      Amended and Restated Certificate of Incorporation of the
                    Registrant.
          3.2*      Amended and Restated Bylaws of the Registrant.
          4.1*      Specimen certificate representing shares of Common Stock of the Registrant.


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*  Incorporated herein by reference to the exhibits of the same number in the
   Registrant's Registration Statement on Form S-1.


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                                      SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  June 2, 1999               TRAVELSCAPE.COM, INC.


                         By: /s/ Timothy N. Poster
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                             Timothy N. Poster
                             President and Chief Executive Officer